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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2005

ISRAEL TECHNOLOGY ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51259	20-2374143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Gush Etzion, 3rd Floor, Givaat Shmuel, Israel	54030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-3-5325918
23 Karlibach St., Tel Aviv, Israel 67132
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On September 26, 2005, Israel Technology Acquisition Corp. (the “Company”) dismissed Marcum & Kliegman LLP as its independent certified public accountants. The decision was approved by the Board of Directors of the Company and was made so that the Company could engage a firm that has an office headquartered in Israel.

The report of Marcum & Kliegman LLP, dated July 19, 2005, on the Company’s financial statements as of July 19, 2005 and February 28, 2005, and the results of its operations and its cash flows for the periods from February 22, 2005 (inception) to July 19, 2005 and February 22, 2005 (inception) to February 28, 2005 did not contain an adverse opinion or disclaimer of opinion. During the period from February 22, 2005 (inception) to July 19, 2005 and any subsequent interim period preceding the termination, there were no disagreements with Marcum & Kliegman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum & Kliegman LLP would have caused Marcum & Kliegman LLP to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such periods or subsequent interim periods.

The Company requested that Marcum & Kliegman LLP furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by Marcum & Kliegman LLP in response to that request, dated September 29, 2005, is filed as Exhibit 16.1 to this Form 8-K

(b) On September 26, 2005, Brightman Almagor & Co. (“Brightman”), a member firm of Deloitte Touche Tohmatsu was engaged as the Company’s new independent certified accountants. Since February 22, 2005 (inception) and during the interim period preceding the engagement of Brightman, the Company has not consulted with Brightman regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

Exhibit 16.1	Letter from Marcum & Kliegman LLP, dated September 29, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2005	ISRAEL TECHNOLOGY ACQUISITION CORP.

	By:	/s/ Israel Frieder
Israel Frieder
Chief Executive Officer